UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 16, 2005

HYPERION SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)
5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 744-9500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXCHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to the 2004 Equity Incentive Plan
     On September 16, 2005 the Board of Directors of Hyperion Solutions Corporation (the “Company”) approved an amendment to the 2004 Equity Incentive Plan (the “Amended Plan”), and on November 16, 2005, at the annual meeting of the Company’s stockholders, the stockholders approved the Amended Plan. The amendments:
     (1) increased the number of shares reserved for issuance by 1,500,000 shares;
     (2) amended the vesting provisions such that shares of restricted stock granted under the Amended Plan shall be subject to a minimum vesting of (i) three years for shares that vest based on continued service with the Company; and (ii) one year for shares that vest based upon the accomplishment of performance criteria; and
     (3) provided that (i) shares forfeited, cancelled, exchanged or surrendered under an award or shares under an award that otherwise terminates or expires without a distribution of shares to the participant, shall in each case be restored to the Amended Plan’s reserves for future issuance; (ii) no more than 1,910,000 shares, plus the number of shares of restricted stock repurchased pursuant to the Company’s 1995 Stock Option/Stock Issuance Plan, may be issued as restricted stock awards under the Amended Plan; (iii) the total number of shares available for issuance under the Amended Plan may not be increased without stockholder approval; (iv) the exercise price of a non-statutory stock option may not be less than the fair market value of Company common stock at the time of grant; (v) awards granted to non-employee directors may only be made by the Compensation Committee; and (vi) accelerated vesting of restricted stock awards may only occur in connection with a fundamental transaction or change in control of the Company in accordance with the terms of the Amended Plan.
2005 Employee Stock Purchase Plan
     On September 16, 2005, the Board of Directors adopted the 2005 Employee Stock Purchase Plan (the “2005 ESPP”) to replace and substantially restate the terms of the 1995 Employee Stock Purchase Plan, as amended (the “1995 ESPP”), and on November 16, 2005, at the annual meeting of the Company’s stockholders, the stockholders approved the 2005 ESPP. The 2005 ESPP did not increase the number of available shares beyond what was available under the 1995 ESPP and reserved 4,700,000 shares less the total number of shares issued or to be issued under the 1995 ESPP, keeping the total employee stock purchase plan program at 4,700,000.
Amendment of Employment Agreement
     On November 16, 2005, the Company amended (the “Amendment”) the Employment Agreement, dated January 1, 2004, with Burton Goldfield, its Senior Vice President, Worldwide Field Operations. This Amendment provides that if the Company is subject to a change in ownership and/or control during the term of the Employment Agreement and (i) within 12 months thereafter, Mr. Goldfield resigns for good reason; or (ii) within 3 months prior to, or 12 months thereafter, the Company terminates Mr. Goldfield’s employment for any reason other than permanent disability or cause; then, among other benefits, all of Mr. Goldfield’s unvested stock options, restricted stock, restricted stock units or other similar forms of equity compensation will immediately vest or otherwise become fully available to him.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) Amendment to Bylaws.
     On November 16, 2005 the Board of Directors voted to amend and restate the Company’s bylaws (the “Amended and Restated Bylaws”), effective immediately.
     The Amended and Restated Bylaws added a number of provisions, including Article II. These changes were designed, among other things, to facilitate conduct at board or stockholder meetings. In this regard, the Amended and Restated Bylaws now require that a stockholder of the Company seeking to make director nominations or bring other business before an annual meeting of the Company’s stockholders give timely notice. To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.
     In addition, Article IX, Section 1 was modified to require that any alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of the meeting (either director or stockholder) where such action is to take place, and that amendments be approved either by a majority of the entire board, or by a majority of outstanding stock entitled to vote. The Amended and Restated Bylaws also modified a number of other provisions, including Article III (Directors), Sections 5, 6 and 12, with the intent of, among other things, clarifying or enhancing the operation of the existing provisions.
     In connection with these amendments, the Board of Directors, by resolution, decreased the number of directors on the Board of Directors from eight to seven.
     The descriptions of the changes and the new provisions of the Amended and Restated Bylaws contained in this report are qualified in their entirety by reference to the full text of the prior Amended and Restated Bylaws, a copy of which was filed with the Commission on July 13, 1998 as Exhibit 3.3 to the Company’s Registration Statement on Form S-4/A and incorporated herein by reference, the 1998 Certificate of Amendment to the prior Amended and Restated Bylaws, a copy of which was filed with the Commission on July 13, 1998 as Exhibit 3.4 to the Company’s Registration Statement on Form S-4/A and incorporated herein by reference, and the new Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 8.01 Other Events
     On November 21, 2005, the Company issued a press release announcing that its Board of Directors had approved a 3-for-2 stock split to be effected in the form of a stock dividend. Accordingly, each stockholder of record at the close of business on December 1, 2005, will be issued one additional share of Hyperion common stock for every two shares owned as of that date. The dividend will be made on or about December 19, 2005 and trading of Hyperion’s shares will begin on a split-adjusted basis on the next day. A copy of the press release entitled “Hyperion Announces Three-For-Two Stock Split” is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	3.1	Amended and Restated Bylaws of Hyperion Solutions Corporation

	10.1	2004 Equity Incentive Plan of Hyperion Solutions Corporation, as amended

	10.2	2005 Employee Stock Purchase Plan of Hyperion Solutions Corporation

	10.3	Amendment, dated November 16, 2005, of Employment Agreement between Hyperion Solutions Corporation and Burton Goldfield

	99.1	Press release, dated November 21, 2005, entitled “Hyperion Announces Three-For-Two Stock Split”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: November 21, 2005	By:	/s/ David Odell
		Name:	David Odell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

3.1	Amended and Restated Bylaws of Hyperion Solutions Corporation

10.1	2004 Equity Incentive Plan of Hyperion Solutions Corporation, as amended

10.2	2005 Employee Stock Purchase Plan of Hyperion Solutions Corporation

10.3	Amendment, dated November 16, 2005, of Employment Agreement between Hyperion Solutions Corporation and Burton Goldfield

99.1	Press release, dated November 21, 2005, entitled “Hyperion Announces Three-For-Two Stock Split”